UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Third Amended and Restated Registration Rights Agreement

On April 30, 2024, Arch Therapeutics, Inc. (the “Company”) entered into an amendment (“Amendment No. 1 to the Third A&R Registration Rights Agreement”) to that certain Third Amended and Restated Registration Rights Agreement, dated as of March 12, 2024, by and among us and certain institutional and accredited individual investors, as amended (the “A&R Registration Rights Agreement”). Under Amendment No. 1 to the Third A&R Registration Rights Agreement, the A&R Registration Rights Agreement was amended to redefine “Uplist Transaction” as the listing of the Company’s common stock, par value $0.001 (“Common Stock”), on any securities exchange registered with the U.S. Securities and Exchange Commission (“SEC”) as a “national securities exchange” under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The preceding description of Amendment No. 1 to the Third A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 1 to the Third A&R Registration Rights Agreement, filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Bridge Offering Registration Rights Agreement

On May 1, 2024, the Company entered into an amendment (“Amendment No. 4 to the Bridge Registration Rights Agreement”) to that certain Registration Rights Agreement, dated as of July 7, 2023, as amended on August 30, 2023, and as subsequently amended on November 8, 2023 and November 21, 2023, by and among the Company and certain institutional and accredited individual investors (as amended the “Bridge Registration Rights Agreement”) in connection with a private placement offering of pre-funded warrants to purchase shares of Common Stock, common warrants to purchase shares of Common Stock, and shares of Common Stock. Under Amendment No. 4 to the Bridge Registration Rights Agreement, the Bridge Registration Rights Agreement was amended to redefine “Uplist” as the public offering of the Company’s Common Stock pursuant to a registration statement on Form S-1 that results in the listing of the Company’s Common Stock on any securities exchange registered with the SEC as a “national securities exchange” under Section 6 of the Exchange Act.

The preceding description of Amendment No. 4 to the Bridge Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 4 to the Bridge Registration Rights Agreement, filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Notes

On April 30, 2024, the Company entered into an amendment (“Amendment No. 16 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as separately amended on February 14, 2023, March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024 and March 15, 2024 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022.

On April 30, 2024, the Company also entered into an amendment (“Amendment No. 16 to the Second Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as separately amended on February 14, 2023, March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024 and March 15, 2024 (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023.

On April 30, 2024, the Company also entered into an amendment (“Amendment No. 11 to the Third Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as separately amended on June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024 and March 15, 2024 (as amended, the “Third Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023.

On April 30, 2024, the Company also entered into an amendment (“Amendment No. 2 to the Fourth Notes” and, together with Amendment No. 16 to the First Notes, Amendment No. 16 to the Second Notes and Amendment No. 11 to the Third Notes, the “Amendments to the Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as separately amended on March 15, 2024, issued in connection with a private placement financing the Company completed on March 12, 2024 (as amended, the “Fourth Notes” and, together with the First Notes, Second Notes, and Third Notes, the “Notes”).

Under the Amendments to the Notes, the Notes were amended to extend the date of the completion of an “Uplist Transaction” (as defined below) and to extend the respective maturity date of each of the Notes from April 30, 2024, to June 30, 2024. The Notes were also amended to redefine “Uplist Transaction” as the listing of the Company’s Common Stock on any securities exchange registered with the SEC as a “national securities exchange” under Section 6 of the Exchange Act.

The preceding descriptions of Amendment No. 16 to the First Notes, Amendment No. 16 to the Second Notes, Amendment No. 11 to the Third Notes, and Amendment No. 2 to the Fourth Notes are qualified in their entirety by reference to the copies of the Forms of Amendment No. 16 to the First Notes, Amendment No. 16 to the Second Notes, Amendment No. 11 to the Third Notes, and Amendment No. 2 to the Fourth Notes, filed herewith as Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Amendment No. 1 to Third A&R Registration Rights Agreement
10.2	Form of Amendment No. 4 to Registration Rights Agreement
10.3	Form of Amendment No. 16 to the First Notes
10.4	Form of Amendment No. 16 to the Second Notes
10.5	Form of Amendment No. 11 to the Third Notes
10.6	Form of Amendment No. 2 to the Fourth Notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: May 6, 2024	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D. Title: President, Chief Executive Officer